Exhibit 99.3

ST LABORATORIES GROUP, LLC

CONROE, TEXAS

FINANCIAL STATEMENTS
AND SUPPLEMENTARY INFORMATION

YEARS ENDED
DECEMBER 31, 2012, 2011
AND THE PERIOD FROM INCEPTION
(MAY 1, 2010) TO DECEMBER 31, 2010

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ST LABORATORIES GROUP, LLC

TABLE OF CONTENTS

DECEMBER 31, 2012, 2011,

AND THE PERIOD FROM INCEPTION (MAY 1, 2010) TO DECEMBER 31, 2010

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HLSK

Hereford, Lynch, Sellars & Kirkham

Certified Public Accountants         •         A Professional Corporation

Conroe	Members of the	Cleveland
1406 Wilson Rd., Suite 100	American Institute of Certified Public Accountants	111 East Boothe
Conroe, Texas 77304	Texas Society of Certified Public Accounts	Cleveland, Texas 77327
Tel 936-756-8127	Private Companies Practice Section	Tel 281-592-6443
Metro 936-441-1338	of the AICPA Division for Firms	Fax 281-592-7706
Fax 936-756-8132

INDEPENDENT AUDITORS’ REPORT

To the Members of

ST Laboratories Group, LLC

9733 Meador Road

Conroe, TX  77303

We have audited the accompanying financial statements of ST Laboratories Group, LLC (a Texas limited liability company) which comprise the balance sheets as of December 31, 2012, 2011 and for the period from inception (May 1, 2010) to December 31, 2010, and the related statements of income, changes in members’ equity, and cash flows for the years then ended, and the period from inception (May 1, 2010) to December 31, 2010, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ST Laboratories Group, LLC as of December 31, 2012, 2011 and the period from inception (May 1,

2010) to December 31, 2010 and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole.  The Supporting Schedules of General and Administrative Expenses are presented for purposes of additional analysis and are not a required part of the financial statements.  Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements.  The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America.  In our opinion, the information is fairly stated in all material respects in relation to the financial statements as whole.

Hereford, Lynch, Sellars & Kirkham, P.C.

HEREFORD, LYNCH, SELLARS & KIRKHAM, P.C.
Certified Public Accountants

Conroe, Texas
October 18, 2013

FINANCIAL STATEMENTS

ST LABORATORIES GROUP, LLC

CONROE, TEXAS

BALANCE SHEETS

DECEMBER 31, 2012, 2011,

AND THE PERIOD FROM INCEPTION (MAY 1, 2010) TO DECEMBER 31, 2010

	2012	2011	2010
ASSETS
Current Assets
Cash	$197,701	$—	$61,271
Accounts Receivable	210,421	165,031	113,869
Total Current Assets	408,122	165,031	175,140
TOTAL ASSETS	$408,122	$165,031	$175,140
LIABILITIES AND MEMBERS’ EQUITY
Current Liabilities
Accounts Payable	$11,704	$91,229	$150,000
Accrued Expenses	9,174	6,220	3,785
Total Current Liabilities	20,878	97,449	153,785
TOTAL LIABILITIES	20,878	97,449	153,785
MEMBERS’ EQUITY	387,244	67,582	21,355
TOTAL LIABILITIES AND MEMBERS’ EQUITY	$408,122	$165,031	$175,140

The accompanying notes are an integral part of these financial statements.

ST LABORATORIES GROUP, LLC

CONROE, TEXAS

STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2012, 2011,

AND THE PERIOD FROM INCEPTION (MAY 1, 2010) TO DECEMBER 31, 2010

	2012	2011	2010
NET SALES	$3,223,753	$2,131,948	$1,282,479

COST OF SALES
Equipment Rental	112,669	100,081	70,541
Freight	12,233	6,748	2,764
Lab Expense and Supplies	283,461	207,042	151,984
Labor	1,766,327	1,124,445	589,122
	2,174,690	1,438,316	814,411
GROSS PROFIT	1,049,063	693,632	468,068
GENERAL AND ADMINISTRATIVE EXPENSES	620,871	541,188	291,428
OPERATING INCOME	428,192	152,444	176,640
OTHER INCOME (EXPENSE)
Miscellaneous Income	—	3	—
INCOME BEFORE INCOME TAXES	428,192	152,447	176,640
PROVISION FOR STATE INCOME TAXES	8,530	6,220	3,785
NET INCOME	$419,662	$146,227	$172,855

The accompanying notes are an integral part of these financial statements.

ST LABORATORIES GROUP, LLC

CONROE, TEXAS

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2012, 2011,

AND THE PERIOD FROM INCEPTION (MAY 1, 2010) TO DECEMBER 31, 2010

MEMBERS’ EQUITY
BALANCE AS OF MAY 1, 2010	$—
Capital Contributed	1,000
Distributions	(152,500)
Net Income	172,855
BALANCE AS OF DECEMBER 31, 2010	21,355
Distributions	(100,000)
Net Income	146,227
BALANCE AS OF DECEMBER 31, 2011	67,582
Distributions	(100,000)
Net Income	419,662
BALANCE AS OF DECEMBER 31, 2012	$387,244

The accompanying notes are an integral part of these financial statements.

ST LABORATORIES GROUP, LLC

CONROE, TEXAS

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2012, 2011,

AND THE PERIOD FROM INCEPTION (MAY 1, 2010) TO DECEMBER 31, 2010

	2012	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Cash received from customers	$3,178,363	$2,080,789	$1,168,610
Cash paid to suppliers and employees	(2,872,132)	(2,035,840)	(952,054)
State income taxes paid	(8,530)	(6,220)	(3,785)
Net cash provided by operating activities	297,701	38,729	212,771
CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributed	—	—	1,000
Distributions paid	(100,000)	(100,000)	(152,500)
Net cash provided by financing activities	(100,000)	(100,000)	(151,500)
Net increase (decrease) in cash	197,701	(61,271)	61,271
Cash at beginning of year	—	61,271	—
Cash at end of year	$197,701	$—	$61,271
RECONCILIATION OF NET INCOME TO NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES:
Net income	$419,662	$146,227	$172,855
(Increase) Decrease in:
Accounts receivable	(45,390)	(51,162)	(113,869)
Increase (Decrease) in:
Accounts payable	(79,525)	(58,771)	150,000
Accrued expenses	2,954	2,435	3,785
Net cash provided by operating activities	$297,701	$38,729	$212,771

The accompanying notes are an integral part of these financial statements.

ST LABORATORIES GROUP, LLC

CONROE, TEXAS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012, 2011,

AND THE PERIOD FROM INCEPTION (MAY 1, 2010) TO DECEMBER 31, 2010

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Activities

ST Laboratories Group, LLC was organized in the State of Texas on August 10, 2009, with operations commencing on May 1, 2010, and is engaged in the performance of analytical testing using standard and proprietary methods.  The Company acquired a testing lab with 30 years of serving as the standard for testing laboratories for the petroleum, petrochemical and chemical industries.  The Company currently operates testing locations in Pasadena, Texas, Conroe, Texas, and Harvey, Louisiana.  Chemical Specialists and Development, Inc. (CSD, Inc.) provides the work force for the Company and is reimbursed by the Company for all wages and benefits.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be “cash equivalents.”

Accounts Receivable

The Company generally charges off any account deemed to be uncollectible.  In the opinion of management, there is no need for a reserve for uncollectible accounts.  This is based on the Company’s experience with its customers.  Accounts receivable are stated at their net realizable value, which approximates their fair value.

Advertising Costs

The Company expenses advertising costs as they are incurred.  Advertising expenses for the years ended December 31, 2012, 2011 and the period from inception (May 1, 2010) to December 31, 2010 were $13,183, $12,909 and $850 respectively.

Property and Equipment

The Company does not own any property or equipment.  Lab facilities and equipment are rented from CSD, Inc.

Income Taxes

The Company, with the consent of its members, has elected under the Internal Revenue Code to be a limited liability company.  The members of a limited liability company are taxed individually on their proportionate share of the Company’s taxable income.  Therefore, no provision or liability for federal income taxes has been included in these financial statements.

Uncertain Tax Positions

Management has determined that the Company does not have any uncertain tax positions and associated unrecognized benefits or liabilities that materially impact the financial statements or related disclosures.  Since tax

ST LABORATORIES GROUP, LLC

CONROE, TEXAS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012, 2011,

AND THE PERIOD FROM INCEPTION (MAY 1, 2010) TO DECEMBER 31, 2010

matters are subject to some degree of uncertainty, there can be no assurance that the Company’s tax returns will not be challenged by the taxing authorities and that the Company or its members will not be subject to additional tax, penalties, and interest as a result of such challenge.  Generally, the Company’s tax returns remain open for three years for federal income tax examination.

Shipping and Handling Costs

Freight billed to customers is considered sales revenue and the related freight costs are considered a cost of sales.

NOTE 2 — CASH

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits.  The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

NOTE 3 — COMMITMENTS AND CONTINGENCIES

The company leases lab equipment from CSD, Inc.  The original term of the lease commenced on May 1, 2010, with automatic renewal for each successive twelve (12) month period, unless either party notifies the other party of its intention to terminate the lease. Effective January 1, 2013, the rent will increase to $10,000 per month.   Equipment rental expenses for the years ended December 31, 2012, 2011 and the period from inception (May 1, 2010) to December 31, 2010 were $90,000, $90,000 and $67,500 respectively.

The Company subleases a lab facility from CSD, Inc. The term of the lease entered into by CSD, Inc. commenced on August 17, 2009 and expires sixty-eight (68) months and fifteen (15) days from the commencement date, on April 30, 2015.  CSD, Inc. makes monthly payments of $4,500 and ST Labs reimburses CSD, Inc.  Rent expenses for the years ended December 31, 2012, 2011 and the period from inception (May 1, 2010) to December 31, 2010 $42,000, $39,500 and $40,500, respectively.

The Company leases a lab facility in Louisiana.  The term of the lease commenced on May 1, 2010 and expired April 30, 2011, with automatic renewals for four (4) additional periods of twelve (12) months for a total of five (5) years, unless on or before the expiration of the term, the Company notifies the landlord of its intention not to renew the lease.  Rent expense for the years ended December 2012, 2011, and the period from inception (May 1, 2010) to December 31, 2010 were $10,200, $10,200, and $7,650, respectively.

NOTE 4 — RELATED PARTY TRANSACTIONS

A reciprocal agreement exists between CSD, Inc. and the Company.  CSD, Inc. provides administrative support services to the Company in exchange for all chemical testing laboratory services and materials required by CSD, Inc.  The Company received a flat monthly fee of $50,000 from the commencement of the agreement in May 2010, until March 2012, when the amount was increased to $62,500 per month. A majority of the members of the Company are shareholders in CSD, Inc.  The following table illustrates the amounts transacted with CSD, Inc.:

	2012	2011	2010
Balance Sheet
Accounts Payable to CSD, Inc.	$—	$—	$150,000
Income Statement
Sales to CSD, Inc.	$957,592	$745,578	$455,829
Amounts remitted to CSD, Inc. included in Cost of Sales	$1,941,327	$1,299,445	$703,545
Amounts remitted to CSD, Inc. included in General and Administrative expenses	$183,109	$133,002	$72,688

ST LABORATORIES GROUP, LLC

CONROE, TEXAS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012, 2011,

AND THE PERIOD FROM INCEPTION (MAY 1, 2010) TO DECEMBER 31, 2010

The Consolidation Topic of the FASB Accounting Standards Codification requires nonpublic companies with a variable interest in a variable interest entity (VIE) to make certain disclosures and/or consolidate the VIE into its financial statements.  The Company has evaluated its relationship with CSD, Inc. and has determined that the entity does not meet the criteria to be considered a VIE; therefore, the application of this interpretation is not applicable to the Company for the years ended December 31, 2012, 2011, and the period from inception (May 1, 2010) to December 31, 2010.

NOTE 5 — MAJOR CUSTOMERS

CSD, Inc. is a major customer for the Company.  Annual sales to CSD, Inc. for the years ended December 31, 2012, 2011, and the period from inception (May 1, 2010) to December 31, 2010 represented thirty percent (30%), thirty-five percent (35%), and thirty-six percent (36%), respectively, of total sales.

NOTE 6 — FEDERAL AND STATE INCOME TAXES

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  The Company is not subject to U.S. federal, state or local income tax examinations by tax authorities for the years ended December 31, 2012, 2011, and the period from inception (May 1, 2010) to December 31, 2010.

NOTE 7 — SUBSEQUENT EVENTS

On December 13, 2012, at the annual member meeting, a motion was made, and approved, to award member bonuses totaling $185,000.  Those distributions were paid in January 2013.

The Company, along with CSD, Inc., is part of a planned business acquisition by Nexeo Solutions.  Nexeo Solutions has planned to complete the transaction on December 2, 2013.

Events occurring after December 31, 2012 have been evaluated through October 18, 2013, the date when these financial statements were available to be issued.

SUPPLEMENTARY INFORMATION

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ST LABORATORIES GROUP, LLC

CONROE, TEXAS

SUPPORTING SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES

FOR THE YEARS ENDED DECEMBER 31, 2012, 2011,

AND THE PERIOD FROM INCEPTION (MAY 1, 2010) TO DECEMBER 31, 2010

	2012	2011	2010
OPERATING EXPENSES
Advertising	$13,183	$12,909	$850
Auto	25,776	10,795	10,498
Bad Debts	600	—	—
Contributions	1,500	65	—
Dues and Subscriptions	4,665	2,892	2,673
Entertainment	1,082	1,372	844
License and Permits	3,710	5,933	4,630
Miscellaneous	—	—	1,000
Office Supplies and Postage	52,210	35,164	13,468
Professional-Accounting and Legal	6,703	5,507	265
Rent	52,200	53,308	48,150
Repairs and Maintenance	33,621	35,177	23,303
Safety	1,635	5,839	1,739
Salaries-Clerical	141,109	93,502	32,188
Salaries-Officers	175,000	175,000	114,423
Sales and Credit Card Fees	19,536	15,925	5,742
Sales and Trade Shows	3,956	20,583	—
Taxes-Other	5,348	—	—
Telephone and Communications	22,636	14,419	5,324
Trash Disposal	2,060	1,974	1,375
Travel	1,598	843	—
Utilities	52,743	49,981	24,956
	$620,871	$541,188	$291,428

See notes to financial statements.